UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
February 26, 2008
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20784 (Commission File No.)	77-0156584 (I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054-2803
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 764-8808
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (b)
     On February 28, 2008 Trident Microsystems, Inc. (the “Company”) announced that Dr. Jung-Herng Chang has resigned as President and an employee of the Company and of all of its direct and indirect subsidiaries, effective February 26, 2008. Dr. Chang is expected to provide consulting services to the Company during a transition period.
     A copy of the press release announcing his resignation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
No.	Description
Exhibit 99.1	Press release, dated February 28, 2008, announcing executive management changes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2008

TRIDENT MICROSYSTEMS, INC.

/s/ David L. Teichmann David L. Teichmann
Senior Vice President, General Counsel & Corporate Secretary

3